DERIVED INFORMATION  8/23/2005

[$974,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$989,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-7

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information. Such documents may be obtained without charge at the Commission’s website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool. Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 9/01/05 cutoff date. Approximately 25.0% of the mortgage loans do not provide for any payments of principal in the first two, three, five, or ten years following origination. The final numbers will be found in the prospectus supplement. Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively. The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

PLEASE DO NOT ALTER THIS PAGE. IT IS CUT DIRECTLY INTO A MODEL.

LTV :	Fixed $	2/28 $	3/27 $	5/25 $	Other	MH Stratification:
Below 70	17,886,164.00	67,506,603.00	5,308,273.00	303,248.00	1,023,559.00	Total Balance	0.00
70.01 to 75	6,404,989.00	44,090,783.00	2,904,949.00	57,712.00	542,675.00	% Pool Balance	0
75.01 to 80	32,419,695.00	441,741,919.00	27,125,435.00	6,011,199.00	163,666.00	Ave. FICO	0
80.01 to 85	8,733,812.00	81,974,723.00	5,686,213.00	444,129.00	0.00	Ave. LTV	0
85.01 to 90	12,514,879.00	148,972,535.00	8,169,957.00	801,927.00	303,091.00	% Full Docs	0
90.01 to 95	4,364,208.00	22,235,849.00	2,116,795.00	0.00	0.00
95.01 to 100	33,372,518.00	13,080,600.00	449,676.00	0.00	0.00	Silent Seconds Stratification:
100.01 plus						Total Balance	428,104,332.00
						% Pool Balance	43
FICO						Ave. FICO	648
below 549	7,358,138.00	76,523,460.00	4,020,674.00	221,817.00	1,037,225.00	Ave. LTV	80.2
550 to 574	7,216,147.00	70,093,098.00	3,071,487.00	57,712.00	542,675.00	% Full Docs	47.4
575 to 599	13,113,641.00	127,883,876.00	6,980,713.00	0.00	0.00
600 to 624	23,245,399.00	148,562,711.00	9,364,062.00	913,374.00	0.00	Second Lien Stratification:
625 to 649	22,960,534.00	145,451,809.00	9,392,311.00	727,413.00	0.00	Total Balance	34,881,216.00
650 to 674	20,072,023.00	112,913,094.00	9,143,342.00	1,543,884.00	303,091.00	% Pool Balance	3.5
675 to 699	11,213,114.00	65,274,024.00	4,479,737.00	117,007.00	150,000.00	Ave. FICO	646
700 plus	10,517,268.00	72,900,940.00	5,308,973.00	4,037,006.00	0.00	Ave. LTV	99.3
						% Full Docs	50.3
Property Type:
Single-Family Detached	96,826,205.00	679,223,958.00	42,268,045.00	6,357,019.00	1,579,900.00	LTV Above 90 Stratification:
PUD	6,108,299.00	55,232,374.00	6,019,581.00	917,133.00	0.00	Total Balance	75,619,647.00
Condo	4,868,774.00	36,025,296.00	2,084,540.00	344,062.00	453,091.00	% Pool Balance	7.6
3+ Family Det.	2,372,651.00	8,105,848.00	497,655.00	0.00	0.00	Ave. FICO	642
Manufactured House	0.00	0.00	0.00	0.00	0.00	Ave. LTV	97.9
Other	5,520,336.00	41,015,535.00	891,479.00	0.00	0.00	% Full Docs	59.1

Purpose:
Purchase	43,088,135.00	419,419,897.00	22,145,980.00	5,021,536.00	453,091.00
Refinance rate/term	13,130,664.00	49,332,625.00	5,540,898.00	0.00	0.00
Cash Out Refi (COF) Below 70 LTV	15,775,372.00	57,596,082.00	4,152,379.00	171,853.00	873,559.00
COF with LTV 70.01 to 75	4,790,261.00	31,871,210.00	2,155,918.00	57,712.00	542,675.00
COF with LTV 75.01 to 80	13,880,913.00	106,702,946.00	7,230,683.00	1,121,058.00	163,666.00
COF with LTV 80.01 to 85	7,379,670.00	55,499,743.00	4,303,159.00	444,129.00	0.00
COF with LTV 85.01 to 90	9,412,916.00	80,374,175.00	5,459,541.00	801,927.00	0.00
COF with LTV 90.01 to 95	2,728,587.00	13,636,873.00	772,740.00	0.00	0.00
COF with LTV 95.01 to 100	5,509,747.00	5,169,461.00	0.00	0.00	0.00
COF with LTV 100.01 plus	0.00	0.00	0.00	0.00	0.00
Other	0.00	0.00	0.00	0.00	0.00

Occupancy Status:
Owner Occupied	111,294,379.00	778,454,939.00	49,580,404.00	7,498,514.00	2,032,991.00
2nd Home	1,479,035.00	4,217,946.00	465,836.00	0.00	0.00
Investment	2,922,851.00	36,930,126.00	1,715,060.00	119,700.00	0.00
Other	0.00	0.00	0.00	0.00	0.00

Loan Balance
Below 50,000	19,292,686.00	2,224,193.00	249,563.00	49,964.00	0.00
50,000.01 to 100,000	23,680,227.00	74,617,143.00	4,316,116.00	311,047.00	0.00
100,000.01 to 150,000	21,987,408.00	140,575,324.00	10,411,992.00	622,577.00	150,000.00
150,000.01 to 200,000	17,116,548.00	142,695,822.00	8,923,390.00	1,971,674.00	163,666.00
200,000.01 to 400,000	23,764,740.00	325,077,003.00	18,027,196.00	1,385,709.00	303,091.00
400,000.01 to 500,000	6,083,707.00	73,390,921.00	6,673,153.00	1,276,590.00	0.00
500,000.01 to 600,000	2,772,762.00	29,290,846.00	1,107,000.00	505,600.00	542,675.00
600,000.01 to 1,000,000	998,187.00	29,335,908.00	2,052,889.00	0.00	873,559.00
1,000,000.01 and above	0.00	2,395,852.00	0.00	1,495,052.00	0.00

Loan Term
>30 Years	0.00	0.00	0.00	0.00	0.00
30 Years	108,546,585.00	819,603,011.00	51,761,299.00	7,618,214.00	2,032,991.00
20 Years	1,637,768.00	0.00	0.00	0.00	0.00
15 Years	4,747,937.00	0.00	0.00	0.00	0.00
Other	763,974.00	0.00	0.00	0.00	0.00

Documentation Type
Full Documentation	69,453,033.00	396,640,330.00	29,914,169.00	5,751,270.00	1,579,900.00
Limited Documentation	16,464,797.00	186,909,173.00	10,602,488.00	1,131,779.00	453,091.00
Stated Docs with LTV below 70	5,643,232.00	27,030,666.00	1,391,283.00	171,853.00	0.00
Stated Docs with LTV 70.01 to 75	2,900,217.00	14,243,184.00	1,146,610.00	57,712.00	0.00
Stated Docs with LTV 75.01 to 80	6,373,752.00	127,224,526.00	5,764,110.00	505,600.00	0.00
Stated Docs with LTV 80.01 to 85	1,259,347.00	22,409,880.00	1,364,610.00	0.00	0.00
Stated Docs with LTV 85.01 to 90	1,607,010.00	34,348,592.00	1,004,830.00	0.00	0.00
Stated Docs with LTV 90.01 to 95	99,449.00	4,426,979.00	408,500.00	0.00	0.00
Stated Docs with LTV 95.01 to 100	11,405,347.00	1,787,610.00	0.00	0.00	0.00
Stated Docs with LTV above 100.01	0.00	0.00	0.00	0.00	0.00
Other	490,082.00	4,582,071.00	164,699.00	0.00	0.00

Lien Status
1st Lien	80,815,048.00	819,603,011.00	51,761,299.00	7,618,214.00	2,032,991.00
Second Liens with LTV below 85	392,588.00	0.00	0.00	0.00	0.00
Second Liens with LTV 85.01 to 90	251,076.00	0.00	0.00	0.00	0.00
Second Liens with LTV 90.01 to 95	1,404,588.00	0.00	0.00	0.00	0.00
Second Liens with LTV 95.01 to 100	32,832,964.00	0.00	0.00	0.00	0.00
Second Liens with LTV above 100.01	0.00	0.00	0.00	0.00	0.00

Interest Only
Dollar of Mortgage Type	2,685,155.00	225,822,137.00	17,860,052.00	3,210,018.00	0.00
Ave. FICO	641.00	658.00	657.00	694.00	0.00
Ave. LTV	81.20	81.20	80.60	81.00	0.00
% Stated Docs	18.00	30.20	22.50	15.80	0.00
% Full Docs	71.50	39.70	49.90	65.10	0.00